SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 6, 1999
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                           ADRENALIN INTERACTIVE, INC.
                           ---------------------------
(Exact name of registrant as specified in its charter)


   Delaware                          0-27828                      13-3779546
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


              5301 Beethoven Street, Los Angeles, California 90066
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:      (310) 821-7880
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          (Former name or former address, if changed since last report)

Item 5.       Other Events.
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              1. Effective  December 3, 1999,  Registrant  completed the reverse
triangle  merger  among  Registrant,   Registrant's   wholly  owned  subsidiary,
Adrenalin Acquisition Corporation and McGlen Micro Inc., in a transaction in which Adrenalin Acquisition Corporation was merged into McGlen Micro Inc. and the shareholders of McGlen Micro


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Inc., received shares of Registrant's  common stock,  substantially as described in Registrants 1999 Proxy Statement.

Item 7.       Financial Statement and Exhibits.
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              (c)   Exhibits.

                    (4.1) Agreement of Merger, dated December 2, 1999, among Adrenalin Interactive, Inc., Adrenalin Acquisition Corporation and McGlen Micro Inc.

                    (99) Press Release dated December 3, 1999 issued by the Registrant regarding completion of McGlen merger.

                    (99)     Press  Release  dated  December  6, 1999 by
                             Registrant   regarding    introduction   of
                             Techsumer website.

                                   SIGNATURES
                                   ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      ADRENALIN INTERACTIVE, INC.


December 6, 1999                      By: /s/Mike Chen
                                          -------------
                                          Mike Chen, Chief Executive Officer




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